Exhibit 99.1

GREENPRO CAPITAL CORP. Announces Acquisition of Affiliate Investment Holding Company, Greenpro Resources Limited

On July 28, 2015, Greenpro Capital Corp. (OTCQB: GRNQ) today announced that it has entered into a Sale and Purchase Agreement (the “Agreement”) with its affiliate, Greenpro Resources Limited(“GRBV”), pursuant to which GRNQ acquired 100% of the outstanding shares of GRBV. In consideration for the acquisition of GRBV, shares and net assets, GRNQ agreed to issue 9,070,000 shares of the common stock of the Company and pay US$25,500 in cash, for an aggregate purchase price of US$3,200,000, to the shareholders of GRBV. The closing is occurred on July 31, 2015.

GRNQ's Chief Executive Officer Lee Chong Kuang stated "We are pleased to announce that we will acquire an investment holding company involving businesses and assets. This transaction could provide a source of revenue for the Company and broaden the range of our services. Going forward, GRNQ plans to extend the business to Southern East Asian countries like Singapore, Thailand, Malaysia to capture more business opportunities.

The GRNQ board of directors has unanimously approved the transaction and GRNQ does not require, and the transaction is not subject to, approval by the shareholders of GRNQ.

Lee Chong Kuang, our Chief Executive Officer, President and director, is also the Chief Executive Officer, President and director of GRBV. Mr. Lee holds 44.6% of our issued and outstanding securities and 50% of the issued and outstanding securities of GRBV. Gilbert Loke Che Chan, our Chief Financial Officer, Secretary and director, is also the Chief Financial Officer and director of GRBV. Mr. Loke holds 44.6% of our issued and outstanding securities and 50% of the issued and outstanding securities of GRBV.

The terms of the transaction are more fully described by Greenpro Capital Corp. in a current report on Form 8-K to be filed with the United States Securities and Exchange Commission.

About Greenpro Resources Limited (GRBV)

Greenpro Resources Limited is registered in the British Virgin Islands, and is an investment holding company. It holds assets such as properties and companies that providing corporate advisory services.

About Greenpro Capital Corp. (GRNQ)

GREENPRO CAPITIAL CORP. (f.k.a. GREENPRO INC) (OTCQB: GRNQ) provides financial services to companies located in Asia and Southeast Asia, including high value professional services such as Corporate Strategic Planning, Corporate Value Capitalization, Cross Border Listing, and Venture Capital. It also operates and provides solution services varying from cloud system solution, financial consulting services and corporate accounting services. GreenPro seeks to capitalize on its client’s products/services values, and market values. Learn more at: http://www.greenprocapital.com ..

Forward-Looking Statements

This release contains forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward looking statements by terms such as "anticipates," "believes," "could," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "projects," "should," "would" and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and are subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on forward-looking statements. Also, forward-looking statements represent our estimates and assumptions only as of the date of this release. In evaluating such statements, prospective investors should review carefully various risks and uncertainties identified in this release and matters set forth in the Company's SEC filings. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

For Investor Relations:

Greenpro Capital Corp.

Suite 2201, 22/F., Malaysia Building 50 Gloucester Road, Wanchai, Hong Kong

Attention: Mr. Gilbert Loke
Chief Financial Officer
Telephone: +852  3111 7718

ir@greenprocapital.com

www.greenprocapital.com